Inventories	12 Months Ended
Dec. 31, 2022
Inventories Disclosure [abstract]
Inventories
14. Inventories
(USD millions)	2022	2021

Raw material, consumables	934	870

Work in progress	3 673	3 160

Finished products	2 568	2 636

Total inventories	7 175	6 666

The following table shows the amount of inventory recognized as an expense in “Cost of goods sold” in the consolidated income statements:
(USD billions)	2022	2021	2020

Cost of goods sold	-8.6	-8.8	-8.5

The following table shows the recognized amount of inventory provision and reversals of inventory provision recorded in the consolidated income statements:
(USD millions)	2022	2021	2020

Inventory provisions	-633	-573	-702

Reversals of inventory provisions	161	158	255

The reversals mainly result from the release of products initially requiring additional quality control inspections and from the reassessment of inventory values manufactured prior to regulatory approval but for which approval was subsequently received.